UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2024

SILK ROAD MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38847	20-8777622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1213 Innsbruck Drive Sunnyvale, California	94089
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 720-9002

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	SILK	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On June 17, 2024, Silk Road Medical, Inc. (“Silk Road”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Boston Scientific Corporation, a Delaware corporation (“Boston Scientific”) and Seminole Merger Sub, Inc., a Delaware corporation (“Merger Sub”). The Merger Agreement provides that, subject to the terms and conditions set forth in the Merger Agreement, Merger Sub will merge with and into Silk Road (the “Merger”), with Silk Road continuing as the surviving corporation of the Merger and a wholly-owned subsidiary of Boston Scientific.

On August 9, 2024, Boston Scientific elected to voluntarily withdraw and refile its Premerger Notification and Report Form (the “HSR Filing”) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), in connection with Boston Scientific’s proposed acquisition of Silk Road, in order to give the U.S. Federal Trade Commission (the “FTC”) additional time to review the proposed transaction. The parties originally filed their respective HSR Filings on July 10, 2024. Boston Scientific’s HSR Filing was withdrawn effective as of August 9, 2024, and Boston Scientific expects to refile on August 13, 2024. Upon refiling on that date, a new 30-day waiting period under the HSR Act will commence and expire on September 12, 2024, at 11:59 p.m., Eastern time, unless such period is terminated earlier or extended.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the pending Merger, the expected timing of the closing of the Merger and other statements that concern Silk Road’s expectations, intentions or strategies regarding the future. There can be no assurance that the Merger will in fact be consummated. Known and unknown risks and uncertainties could cause actual results to differ materially from those indicated in the forward-looking statements, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger, including the risk that required approvals from Silk Road’s stockholders for the Merger or required regulatory approvals to consummate the Merger are not obtained, on a timely basis or at all; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring Silk Road to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on Silk Road’s business relationships, operating results and business generally; (v) risks that the Merger disrupts Silk Road’s current plans and operations; (vi) Silk Road’s ability to retain and hire key personnel and maintain relationships with key business partners, customers and others with whom it does business; (vii) the diversion of management’s or employees’ attention during the pendency of the Merger from Silk Road’s ongoing business operations and other opportunities; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) risks that the benefits of the Merger are not realized when or as expected; (xi) the risk that the price of Silk Road’s common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; (xii) risks relating to Boston Scientific’s expected timing of its refiling of the HSR Filing; and (xiii) other risks described in Silk Road’s filings with the United States Securities and Exchange Commission (the “SEC”), including Silk Road’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and in Silk Road’s other filings with the SEC. While the list of risks and uncertainties presented here, and the discussion of risks and uncertainties presented in the definitive proxy statement on Schedule 14A that Silk Road filed with the SEC on July 29, 2024, are considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, Silk Road undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILK ROAD MEDICAL, INC.

Date: August 9, 2024	By:	/s/ Kevin M. Klemz
	Name:	Kevin M. Klemz
	Title:	Executive Vice President, Chief Legal Officer and Secretary